Northwestern Mutual Series Fund, Inc.
Supplement Dated October 29, 2021 to the Statutory Prospectus Dated May 1, 2021
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2021, as supplemented June 25, 2021, August 30, 2021 and October 25, 2021 (the “Prospectus”). You should read this Supplement together with the Prospectus.
Sub-Adviser Change for International Equity Portfolio
In connection with the replacement of Templeton Investment Counsel, LLC (“Templeton”) by Dodge & Cox as sub-adviser to the Fund’s International Equity Portfolio (the “Portfolio”) effective on or about November 1, 2021, certain sections of the Prospectus shall be amended as noted below. The Portfolio may experience increased portfolio turnover over the short term in connection with the transition to the new sub-adviser. Increased portfolio turnover can result in higher brokerage commissions and other transaction costs, which can adversely affect performance.
The following amendments to the Prospectus shall be effective November 1, 2021:
The “INVESTMENT OBJECTIVE” set forth in the Portfolio’s Summary is amended to read as follows:
“The investment objective of the Portfolio is long-term growth of capital and income.”
The “PRINCIPAL INVESTMENT STRATEGIES” section of the Portfolio’s Summary is amended to read as follows:
“Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, with such securities issued primarily by non-U.S. companies. The Portfolio will normally hold securities of issuers from at least three different countries (not including the U.S.). The Portfolio’s equity investments may include common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Portfolio may purchase securities in any country, including those with developed markets and emerging markets and is not required to allocate its investments in set percentages in particular countries, except that the Portfolio’s investments in emerging markets countries normally will be limited to 30% of its net assets. From time to time, based on economic conditions, the Portfolio may have significant investments in one or more countries, a geographic region, or in particular sectors. The Portfolio may enter into currency forward contracts in order to hedge direct or indirect foreign currency exposure.
The Portfolio typically invests in well-established companies of medium-to-large capitalization based on standards of the applicable market. The Portfolio typically invests in companies that, in the adviser’s opinion, appear to be temporarily undervalued but have a favorable outlook for long-term growth. The Portfolio’s adviser also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, relevant environmental, social, and governance (“ESG”) issues (for example, the management of environmental risk, employee relations, and shareholder rights), along with the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The adviser also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

The adviser may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when the adviser believes another security provides a more attractive investment opportunity.”
The “PRINCIPAL RISKS” section of the Portfolio’s Summary is amended to delete the Small and Mid Cap Company Risk and add the following risks:
•
Derivatives Risk –The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. The derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of misplacing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract. The Portfolio’s purchase of forwards contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk.
•
Liquidity Risk – Markets for foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
•
Mid Cap Company Risk –Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.”
The “PERFORMANCE” section of the Portfolio’s Summary is amended by inserting the following as the third, fourth and fifth sentences of the first paragraph:
“Prior to November 1, 2021, the Portfolio was managed by a different sub-adviser. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. From and after November 1, 2021, the broad-based securities market index and the additional index designated in the table below were modified to better align with the investment strategy of the new sub-adviser.”
The Average Annual Total Return table in the Summary Prospectus is amended to read as follows:

Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
International Equity Portfolio	-2.71%	3.12%	3.26%
MSCI® All Country World (ex-US) Value Index (Net)[1] (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	-0.77%	5.71%	2.78%
MSCI® All Country World (ex-US) Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	10.65%	8.93%	4.92%
Lipper® Variable Insurance Products (VIP) International Large Cap Value Funds Average	0.77%	4.62%	3.67%
1   Coincident with the appointment of Dodge & Cox as sub-adviser, effective November 1, 2021, the Portfolio has elected to utilize MSCI® All Country World (ex-US) Value Index (Net) as an appropriate broad-based benchmark in light of the principal investment strategies pursued by the Portfolio.
The “PORTFOLIO MANAGEMENT” section of the Portfolio’s Summary is amended to read as follows:
“Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Dodge & Cox
Portfolio Managers: The Portfolio is managed by Dodge & Cox’s International Equity Investment Committee (“IEIC”), whose members are jointly and primarily responsible for the management of the Portfolio. The IEIC consists of the following members:
Diana S. Strandberg, Senior Vice President and Director of International Equity, joined Dodge & Cox in 1988 and has been an IEIC member since 2001 and a manager of the Portfolio since November 1, 2021.
Roger G. Kuo, Senior Vice President and Research Analyst, joined Dodge & Cox in 1998 and has been an IEIC member since 2006 and a manager of the Portfolio since November 1, 2021.
Mario C. DiPrisco, Vice President and Research Analyst, joined Dodge & Cox in 1998 and has been an IEIC member since 2004 and a manager of the Portfolio since November 1, 2021.
Keiko Horkan, Vice President and Research Analyst, joined Dodge & Cox in 2000 and has been an IEIC member since 2007 and a manager of the Portfolio since November 1, 2021.
Englebert T. Bangayan, Vice President and Research Analyst, joined Dodge & Cox in 2002 and has been an IEIC member since 2015 and a manager of the Portfolio since November 1, 2021.
Raymond J. Mertens, Vice President and Research Analyst, joined Dodge & Cox in 2003 and has been an IEIC member since 2018 and a manager of the Portfolio since November 1, 2021.
Paritosh Somani, Vice President and Research Analyst, joined Dodge & Cox in 2007 and has been an IEIC member since 2021 and a manager of the Portfolio since November 1, 2021.”
The paragraph relating to Templeton under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – The Sub-Advisers” is deleted.
The following paragraph is added about Dodge & Cox under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – The Sub-Advisers:”
“Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94101, has served as sub-advisor for the International Equity Portfolio since November 2021. Dodge & Cox, a California corporation, is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. Dodge & Cox’s activities are devoted to investment research and the supervision of investment accounts for individuals and institutions.”

The following text replaces the information under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – International Equity Portfolio:”
“The Portfolio is managed by Dodge & Cox’s International Equity Investment Committee (“IEIC”), whose members are jointly and primarily responsible for the management of the Portfolio. The IEIC consists of the following members:
Diana S. Strandberg, Senior Vice President since 2011, Director of International Equity since 2010, and member of IEIC since 2001, joined Dodge & Cox in 1988 and has managed the Portfolio since November 1, 2021.
Roger G. Kuo, Senior Vice President since 2016, Research Analyst since 1998 and member of IEIC since 2006, joined Dodge & Cox in 1998 and has managed the Portfolio since November 1, 2021.
Mario C. DiPrisco, Vice President since 2006, Research Analyst since 1998, and member of IEIC since 2004, joined Dodge & Cox in 1998 and has managed the Portfolio since November 1, 2021.
Keiko Horkan, Vice President since 2005, Research Analyst since 2000, and member of IEIC since 2007, joined Dodge & Cox in 2000 and has managed the Portfolio since November 1, 2021.
Englebert T. Bangayan, Vice President since 2011, Research Analyst since 2002, and member of IEIC since 2015, joined Dodge & Cox in 2002 and has managed the Portfolio since November 1, 2021.
Raymond J. Mertens, Vice President since 2008, Research Analyst since 2003, and member of IEIC since 2018, joined Dodge & Cox in 2003 and has managed the Portfolio since November 1, 2021.
Paritosh Somani, Vice President since 2012, Research Analyst since 2007, and member of IEIC since 2021, joined Dodge & Cox in 2007 and has managed the Portfolio since November 1, 2021.”
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.
International Equity Portfolio
Supplement Dated October 29, 2021
to the
Summary Prospectus for the International Equity Portfolio Dated May 1, 2021
The following information supplements the Summary Prospectus for the International Equity Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2021, as supplemented June 25, 2021 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Sub-Adviser Change
On or about November 1, 2021, Dodge & Cox will replace Templeton Investment Counsel, LLC (“Templeton”) as the sub-adviser for the Fund’s International Equity Portfolio (the “Portfolio”). Dodge & Cox will provide investment sub-advisory services for the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on August 26, 2021. In approving the Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.
As a result of this change, the Summary Prospectus shall be amended effective November 1, 2021 as noted below.
The “INVESTMENT OBJECTIVE” for the Portfolio is amended to read as follows:
“The investment objective of the Portfolio is long-term growth of capital and income.”
The “PRINCIPAL INVESTMENT STRATEGIES” section is amended to read as follows:
“Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, with such securities issued primarily by non-U.S. companies. The Portfolio will normally hold securities of issuers from at least three different countries (not including the U.S.). The Portfolio’s equity investments may include common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Portfolio may purchase securities in any country, including those with developed markets and emerging markets and is not required to allocate its investments in set percentages in particular countries, except that the Portfolio’s investments in emerging markets countries normally will be limited to 30% of its net assets. From time to time, based on economic conditions, the Portfolio may have significant investments in one or more countries, a geographic region, or in particular sectors. The Portfolio may enter into currency forward contracts in order to hedge direct or indirect foreign currency exposure.
The Portfolio typically invests in well-established companies of medium-to-large capitalization based on standards of the applicable market. The Portfolio typically invests in companies that, in the adviser’s opinion, appear to be temporarily undervalued but have a favorable outlook for long-term growth. The Portfolio’s adviser also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, relevant environmental, social, and governance (“ESG”) issues (for example, the management of environmental risk, employee relations, and shareholder rights), along with the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The adviser also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.
The adviser may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when the adviser believes another security provides a more attractive investment opportunity.”
The “PRINCIPAL RISKS” section is amended to delete the Small and Mid Cap Company Risk and add the following risks:
•
Derivatives Risk –The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. The derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of misplacing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract. The Portfolio’s purchase of forwards contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk.
•
Liquidity Risk – Markets for foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
•
Mid Cap Company Risk –Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.”
The “PERFORMANCE” section is amended by inserting the following as the third, fourth and fifth sentences of the first paragraph:
“Prior to November 1, 2021, the Portfolio was managed by a different sub-adviser. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. From and after November 1, 2021, the broad-based securities market index and the additional index designated in the table below were modified to better align with the investment strategy of the new sub-adviser.”
The Average Annual Total Return table is amended to read as follows:

Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
International Equity Portfolio	-2.71%	3.12%	3.26%
MSCI® All Country World (ex-US) Value Index (Net)[1] (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	-0.77%	5.71%	2.78%
MSCI® All Country World (ex-US) Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	10.65%	8.93%	4.92%
Lipper® Variable Insurance Products (VIP) International Large Cap Value Funds Average	0.77%	4.62%	3.67%
1 Coincident with the appointment of Dodge & Cox as sub-adviser, effective November 1, 2021, the Portfolio has elected to utilize MSCI® All Country World (ex-US) Value Index (Net) as an appropriate broad-based benchmark in light of the principal investment strategies pursued by the Portfolio.
The “PORTFOLIO MANAGEMENT” section is amended to read as follows:
“Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Dodge & Cox
Portfolio Managers: The Portfolio is managed by Dodge & Cox’s International Equity Investment Committee (“IEIC”), whose members are jointly and primarily responsible for the management of the Portfolio. The IEIC consists of the following members:
Diana S. Strandberg, Senior Vice President and Director of International Equity, joined Dodge & Cox in 1988 and has been an IEIC member since 2001 and a manager of the Portfolio since November 1, 2021.
Roger G. Kuo, Senior Vice President and Research Analyst, joined Dodge & Cox in 1998 and has been an IEIC member since 2006 and a manager of the Portfolio since November 1, 2021.
Mario C. DiPrisco, Vice President and Research Analyst, joined Dodge & Cox in 1998 and has been an IEIC member since 2004 and a manager of the Portfolio since November 1, 2021.
Keiko Horkan, Vice President and Research Analyst, joined Dodge & Cox in 2000 and has been an IEIC member since 2007 and a manager of the Portfolio since November 1, 2021.
Englebert T. Bangayan, Vice President and Research Analyst, joined Dodge & Cox in 2002 and has been an IEIC member since 2015 and a manager of the Portfolio since November 1, 2021.
Raymond J. Mertens, Vice President and Research Analyst, joined Dodge & Cox in 2003 and has been an IEIC member since 2018 and a manager of the Portfolio since November 1, 2021.
Paritosh Somani, Vice President and Research Analyst, joined Dodge & Cox in 2007 and has been an IEIC member since 2021 and a manager of the Portfolio since November 1, 2021.”
The Portfolio may experience increased portfolio turnover over the short term in connection with the transition to the new sub-adviser. Increased portfolio turnover can result in higher brokerage commissions and other transaction costs, which can adversely affect performance.
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.
Supplement Dated October 29, 2021 to the
Statement of Additional Information Dated May 1, 2021
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2021, as supplemented June 25, 2021 and August 30, 2021. You should read this Supplement together with the SAI.
Sub-Adviser Change for International Equity Portfolio
On August 26, 2021, the Fund’s Board of Directors approved the replacement of Templeton Investment Counsel, LLC. (“Templeton”) as the sub-adviser for the Fund’s International Equity Portfolio (the “Portfolio”), with Dodge & Cox, who will serve as sub-adviser to the Fund’s Portfolio. Dodge & Cox will begin to provide sub-advisory services on or about November 1, 2021. In approving the Investment Sub-Advisory Agreement related to the foregoing engagement with Dodge & Cox, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.
As a result of the foregoing change, effective November 1, 2021, all references to Templeton as the sub-adviser for the Fund’s Portfolio are deleted and certain sections of the SAI shall be amended as noted below.
The Sub-Advisers
“The Sub-Advisers” section beginning on page B-63 is revised so that the paragraph related to Templeton is deleted and replaced with the following:
“Dodge & Cox, 555 California Street, San Francisco, California 94104, provides investment services to the International Equity Portfolio pursuant to an investment sub-advisory agreement. Dodge & Cox, a California corporation, is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. Dodge & Cox’s activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. For the services provided for the International Equity Portfolio, Mason Street Advisors pays Dodge & Cox a fee at an annual rate of 0.60% of the Portfolio’s net assets on the first $500 million, 0.45% on assets over $500 million and reset to 0.45% at $1.5 billion (flat rate applicable to all Portfolio assets). As of August 31, 2021, assets under management were approximately $369 billion.”

Disclosure of Non-Public Holdings Information
The table beginning on page B-75 of the SAI sub-section titled “DISCLOSURE OF PORTFOLIO HOLDINGS – Disclosure of Non-Public Holdings Information” is revised so that the disclosures with respect to the Portfolio, read as follows:
International Equity Portfolio (sub-advised by Dodge & Cox)
•Institutional Shareholder Services, Inc., as proxy
voting and class actions administrator
•ICE Data Services in connection with liquidity risk
management position reporting
•FactSet Research Systems, Inc. and Vermilion
Reporting Suite, in connection with attribution
analyses; client reporting application and managed
services
•Cognizant Technology Solutions US Corporation, in
connection with monitoring data integrity between
systems, developing and supporting applications,
staff augmentation for certain investment operations
functions
•Bloomberg Finance L.P. – Bloomberg PORT, in
connection with attribution analyses
•Acuity Knowledge Partners, in connection with
compliance – staff augmentation
•Brown Brothers Harriman and Co (BBH), in
connection with OMGEO/SWIFT trade messages;
inbound custodian SWIFT holdings
•Eagle Investment Systems, in connection with
software system for portfolio accounting purposes
•Electra Information Systems, Inc., in connection with
data sent from State Street to Electra to reconcile
accounts
•IHS Markit Ltd., in connection with processing of
corporate actions
•Seismic Software, Inc., in connection with client
reporting
•State Street Investment Manager Solutions, in
connection with managing post-execution functions
for derivatives and collateral management

Appendix D Updates Related to Sub-Adviser Change
The “Other Accounts Managed by Portfolio Managers” table beginning on page B-98 is hereby amended to: (1) delete references to Antonio T. Docal as portfolio manager for the Portfolio; and (2) add new portfolio managers affiliated with Dodge & Cox with respect to the Portfolio. The information below is as of August 31, 2021:
Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Diana S. Strandberg	International Equity Portfolio	3 registered investment companies with $55.7 billion in total assets under management	2 other pooled investment vehicles with $6 billion in total assets under management	No other accounts

Roger C. Kuo	International Equity Portfolio	2 registered investment companies with $55.6 billion in total assets under management	1 other pooled investment vehicle with $5.9 billion in total assets under management	No other accounts

Mario C. DiPrisco	International Equity Portfolio	2 registered investment companies with $45 billion in total assets under management	1 other pooled investment vehicle with $22 million in total assets under management	3 other accounts with $787 million in total assets under management

Keiko Horkan	International Equity Portfolio	1 registered investment company with $44.9 billion in total assets under management	No other pooled investment vehicles	No other accounts

Englebert T. Bangayan	International Equity Portfolio	1 registered investment company with $44.9 billion in total assets under management	No other pooled investment vehicles	No other accounts

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Raymond J. Mertens	International Equity Portfolio	2 registered investment companies with $55.6 billion in total assets under management	1 other pooled investment vehicle with $5.9 billion in total assets under management	No other accounts

Paritosh Somani	International Equity Portfolio	1 registered investment company with $44.9 billion in total assets under management	No other pooled investment vehicles	No other accounts
Under the “Compensation of Portfolio Managers” sub-section beginning on page B-111, the information relating to Templeton is deleted and replaced with the following:
“Dodge & Cox. Compensation of Dodge & Cox Funds’ investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the distribution any product or to the performance of any account. All investment committee members also participate in equity ownership of Dodge & Cox. Each element of compensation is detailed below:
Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.
Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.
Equity Ownership. All investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides pass-through income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements, net income generated each year, and estimated tax liabilities associated with the pass-through of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company. Changes in share ownership are controlled by Dodge & Cox’s Board of Directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.
Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount. The above information regarding compensation of investment committee members is current as of August 31, 2021.”
Under the “Conflicts of Interest” sub-section beginning on page B-122, the information relating to Templeton is deleted and replaced with the following:
“Dodge & Cox. Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of trades, investment opportunities, broker selection, and investments. Because of their roles at Dodge & Cox, investment committee members, research analysts, and other Dodge & Cox employees may be privy to the size, timing and possible market impact of the Portfolio’s trades. It is possible that investment committee members could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio. It is possible that an investment opportunity may be suitable for both the Portfolio and other accounts managed by investment committee members or a Dodge & Cox proprietary account, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Dodge & Cox has adopted procedures for allocating portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. With respect to securities transactions for the Portfolio, Dodge & Cox determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Conflicts of interest may also arise in cases where Dodge & Cox clients with different strategies invest in different parts of an issuer’s capital structure, such as when one client owns debt obligations of an issuer and another client owns equity in the same issuer.
The Portfolio may invest in various publicly traded or restricted securities that are also owned by Dodge & Cox or its employees. Dodge & Cox is not obligated to purchase or sell for the Portfolio any security which Dodge & Cox or its employees purchase or sell for their own account(s) or for the account of any other client. Dodge & Cox may give advice and take action with respect to any of its clients or for its own account which differs from or is inconsistent with the timing or nature of action(s) taken for the Portfolio. Transactions in a specific security may not be recommended or effected for all client accounts for which such transaction will be recommended or effected at the same time or at the same price. Dodge & Cox employees may invest in the same securities that Dodge & Cox purchases for its clients to the extent permitted by the Dodge & Cox Code of Ethics. The Code of Ethics requires preclearance of personal securities transactions and reduces conflicts of interest by restricting the type and timing of employee trades. Dodge & Cox research analysts are sometimes invited to events hosted by company management in conjunction with performing their research responsibilities, which could provide an incentive for them to favor those companies over other investments. Acceptance of any gifts and entertainment is subject to restrictions set forth in Dodge & Cox’s Code of Ethics.
Although in some cases Dodge & Cox may refrain from taking certain actions or making investments on behalf of clients because of conflicts (potentially disadvantaging those on whose behalf the actions are not taken or investments not made), in other cases Dodge & Cox may take actions or make investments on behalf of some clients that have the potential to disadvantage other clients. Any of the foregoing conflicts of interest will be reviewed on a case-by-case basis. Any review will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict, and applicable laws. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests, and Dodge & Cox will attempt to resolve such matters fairly, but even fair resolution may be resolved in favor of other clients which pay Dodge & Cox higher fees. The resolution of any actual or potential conflict of interest may result in Dodge & Cox’s making investment decisions for clients or groups of clients on less favorable terms than it would have absent the conflict.”
Portfolio Manager Securities Ownership
As of August 31, 2021, D. Strandberg, R. Kuo, M. DiPrisco, K. Horkan, E. Bangayan, R. Mertens, and P. Somani do not own any Northwestern Mutual variable annuities or variable life contracts with investments in the International Equity Portfolio.
Proxy Voting Policies and Procedures
Under “APPENDIX F – Proxy Voting Policies and Procedures”, the Proxy Voting Procedures relating to Dodge & Cox is added:
Dodge & Cox
PROXY VOTING POLICIES AND PROCEDURES
Revised February 18, 2021
The following Proxy Voting Policies and Procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of seven series (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, Dodge & Cox Global Bond Fund, and Dodge & Cox Emerging Markets Stock Fund collectively, the “Funds”), Dodge & Cox Worldwide Funds plc, a UCITS umbrella fund registered in Ireland and consisting of four sub-funds (Dodge & Cox Worldwide Funds plc – Global Stock Fund, Dodge & Cox Worldwide Funds plc – U.S. Stock Fund, Dodge & Cox Worldwide Funds plc – Global Bond Fund, and Dodge & Cox Worldwide Funds plc – Emerging Markets Stock Fund), as well as individuals, corporations and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).
These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act, and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff. Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or as otherwise agreed with Dodge & Cox). To the extent issues are not covered by the Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.).

GENERAL POLICY
Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios. Dodge & Cox normally votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.
In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox votes based on its principle of maximizing shareholder value, as described above.
PROXY DECISION-MAKING PROCESS
All proxies are reviewed by Dodge & Cox’s designated Proxy Officer or delegate. Proxies are also reviewed by a securities analyst when deemed appropriate by the Proxy Officer or delegate. A delegate may include a third party vendor hired to implement the Dodge & Cox Proxy Voting Policy. The Proxy Officer or delegate votes the proxies according to these guidelines and consults the Proxy Policy Committee (which generally consists of the Proxy Officer, securities analysts, a subset of the firm's investment committees, and members of the Legal, Compliance, and Operations Departments) when necessary. When an issue is not clearly covered by these guidelines, and when deemed appropriate by the Proxy Officer or delegate, the proposal may be referred to one or more members of the Proxy Policy Committee for review, who then decide on an appropriate vote or may recommend further review by the relevant investment committee.
To assist Dodge & Cox with its research and decision-making process and to help Dodge & Cox stay abreast of current issues, it has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients. Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client. Additionally, Dodge & Cox has retained the services of two outside proxy research firms to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations. The Proxy Officer or delegate is responsible for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts when deemed appropriate for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.
LIMITATIONS RELATING TO PROXY VOTING
While Dodge & Cox uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. For example, when a client has loaned securities to a third party, such securities are generally not available for proxy voting. Dodge & Cox may also be prohibited from voting certain shares or required to vote in proportion to other shareholders under applicable U.S. or non-U.S. regulatory requirements or company governance provisions.
Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among non-U.S. markets in which the Funds may invest. Dodge & Cox will cast votes in a manner believed to be consistent with these Policies and Procedures, while taking into account differing practices by market. Some non-U.S. markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue of compelling importance, Dodge & Cox will generally not subject the Dodge & Cox Funds to the loss of liquidity imposed by these requirements. Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of non-U.S. securities if Dodge & Cox does not receive information about the meeting in time to vote the proxies or does not meet the requirements necessary to vote the securities. The costs of voting (e.g., custodian fees, vote agency fees, information gathering) in non-U.S. markets may be substantially higher than for U.S. holdings. As such, Dodge & Cox may limit its voting of non-U.S. holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.
PROXY VOTING GUIDELINES
PLEASE NOTE: The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues. These examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and actual proxy votes may differ from the guidelines presented here. Governance practices and market standards not outlined below may be taken into consideration as well. It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.
I. Routine Business
Dodge & Cox considers the reputation, experience, and competence of a company's management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the items below and other routine issues when adequate information on the proposal is provided. Dodge & Cox will typically vote against shareholder proposals that require a company to pay a dividend, as the decision to return excess cash is best made by a company’s management.
A. Approval of Auditors (unless a change is not satisfactorily explained) and Compensation in Line with Prevailing Practice.
B. Change Date and Place of Annual Meeting (if not associated with a takeover).
C. Change in Company Name.
D. Approval of Financial Statements.
E. Payment or Distribution of Dividends.
F. Other Business (domestic companies).
G. Other Business (non-U.S. companies).
Dodge & Cox will typically vote against other business proposals in non-U.S. markets, as it varies by market what can legally be covered under other business and it cannot be known, when voting by proxy, whether the items raised under other business would be beneficial to shareholders.
H. Amend Bylaws / Articles of Association to Bring in Line with Changes in Local Laws & Regulations.

Dodge & Cox will generally support the amending of an issuer’s bylaws / articles of association to bring them in line with local laws and regulations, however, Dodge & Cox will vote against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.
I. Related Party Transactions.
Dodge & Cox will review related party transactions on a case-by-case basis.
II. Capitalization / Reorganization
A. Issuance of Securities to Meet Ongoing Corporate Needs.
B. Approve Stock Split.
C. Share Repurchase Authorization.
D. Cancel Treasury Shares (in connection with a Share Repurchase Program).
Dodge & Cox considers the reputation, experience, and competence of a company's management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and similar issues.
E. Issuance of Blank Check Preferred.
Dodge & Cox supports management's ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of stock in "friendly" hands to thwart or deter an unwanted takeover. Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense or carry special voting rights.
F. Reincorporation.
Dodge & Cox generally supports management's decision to reincorporate in another location for reasons other than to prevent takeover attempts.
III. Compensation
A. Compensation, Stock Option, Employee Stock Purchase Plans, and Savings Plans that are Generally in Line with Prevailing Practice.
Dodge & Cox typically supports measures which enable companies to attract and retain key employees and directors. Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value. Dodge & Cox uses two independent proxy research firms which provide research on proxy issues as a source to help determine the dilutive effects of each plan. Dodge & Cox favors plans which reward long-term performance and align management and shareholders' interests.
B. Golden Parachutes / Severance Agreements.

Provisions for “golden parachutes” and severance agreements are evaluated on a case-by-case basis using internal standards. Dodge & Cox generally supports golden parachutes when it believes that they will enable the company to attract and retain key executives.
C. Claw-Back of Incentive Compensation.
Dodge & Cox typically votes against shareholder claw-back proposals where the company has an existing claw-back policy. Proposals will be reviewed on a case-by-case basis where the company has not previously adopted a claw-back policy. In evaluating claw-back shareholder proposals, Dodge & Cox will consider whether the company has a history of financial restatements, material financial problems, and any other factors deemed relevant.
D. Advisory Votes on Compensation.
Dodge & Cox typically supports management’s discretion to set compensation for executive officers and will generally vote in favor of the compensation practices of the companies in which it invests so long as Dodge & Cox believes that the plans align management and shareholders’ interests.
E. Frequency of Advisory Votes on Compensation.
Dodge & Cox will typically vote to have the advisory vote on compensation appear on a company’s proxy annually.
F. Limit Services of Compensation Consultant.
Dodge & Cox will typically vote against shareholder proposals that seek to limit the services of compensation consultants to strictly performing compensation-related consulting. Such a proposal limits the issuer’s ability to retain consulting services that it believes would be necessary or beneficial to the firm.
IV. Governance Related
A. Election of Directors in Uncontested Elections.
Dodge & Cox considers the reputation, experience, and competence of a company's management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above issues. However, Dodge & Cox will typically vote against the election of a director if insufficient information is provided on the proposed director.
B. Indemnification of Officers and Directors in Line with Prevailing Practice.
When reviewing U.S. indemnification proposals, Dodge & Cox will consider prevailing practice. When reviewing non-U.S. indemnification proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification for officers and directors.
C. Board Structure.

There is no optimal size or composition of inside and outside directors that fits every company. Dodge & Cox considers the composition, reputation, and experience of a company's Board in the process of reviewing the merits of investing in a particular company's shares. Dodge & Cox prefers that the number of directors cannot be altered without shareholder approval; allowing management to increase or decrease the size of the Board can be used as an anti-takeover defense. Dodge & Cox also prefers that companies have a majority of independent directors as defined by the rules of the exchange where the company is listed, and for companies to have compensation, audit and nominating committees composed entirely of independent directors. Dodge & Cox will typically vote in favor of the establishment of a nominating committee for the Board of Directors and other board committees we believe will improve governance.
D. Independent Chairman (Separate Chairman / Chief Executive Officer).
Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chairman and Chief Executive Officer may not be in the best interests of the company or its shareholders. When the positions of Chairman and Chief Executive Officer are combined, Dodge & Cox prefers that the company has a lead independent director. Dodge & Cox typically will vote in accordance with company management on the above issue.
E. Directors' Term in Office / Length of Service / Mandatory Retirement Age.
Dodge & Cox believes that any restrictions on a director's tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the Board.
F. Succession Plans.
Dodge & Cox will generally support non-binding shareholder proposals that encourage companies to adopt a succession plan for senior management, if the company does not currently have a succession plan in place.
G. Shareholders' Ability to Remove and Approve Directors.
Dodge & Cox believes that fair and democratic access to the Board is an important factor in increasing the accountability of the Board of Directors to shareholders. Thus, Dodge & Cox would generally support proposals whereby nominations of directors by a shareholder would be included in the proxy statement and ballot. Dodge & Cox would vote against proposals restricting the shareholders' ability to remove a director, as it could serve to entrench management. Dodge & Cox does not support proposals giving continuing directors the right to fill vacant Board seats without shareholder approval.
H. Majority of Votes to Elect Directors.
Dodge & Cox will generally support shareholder proposals to require a majority vote standard for the election of directors provided it does not conflict with the law where the company is incorporated.
I. Classified Boards / Annual Elections.

Dodge & Cox does not support classified Boards because this makes a change in Board control more difficult to effect, and hence may reduce the accountability of the Board to shareholders.
J. Cumulative Voting.
Dodge & Cox will typically vote against proposals to establish cumulative voting, as cumulative voting does not align voting interest with economic interest in a company. Nevertheless, Dodge & Cox may utilize cumulative voting where this practice is already in place.
K. Directors and Named Executive Officers (NEOs) Required to Own Specified Amount of Company Stock.
Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company's shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company. Nevertheless, Dodge & Cox does believe that director and NEO stock ownership can align their interests with those of shareholders.
L. Include Shareholders' Nominations of Directors in Proxy.
Dodge & Cox generally supports including shareholders' nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the Board to shareholders. Dodge & Cox will generally consider the proposed requirements for minimum length and percentage of ownership, as well as other governance provisions at the company, when determining how to vote on proxy access proposals, Dodge & Cox will generally support proxy access proposals that include an ownership level and holding period of at least three percent for three years. Dodge & Cox will evaluate proposals with lower ownership thresholds and / or shorter holding periods on a case-by-case basis. Dodge & Cox believes that fair and democratic access to the Board is an important part of increasing accountability.
M. Retirement Benefits for Non-Employee Directors.
Dodge & Cox typically does not support shareholder proposals which seek to eliminate retirement benefits for non-employee directors. Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified Board members.
N. Director Compensation.
Dodge & Cox typically does not support shareholder proposals which seek to pay directors partially or solely in stock. Dodge & Cox believes that the Compensation Committee or full Board is best qualified to design compensation packages which will attract, motivate, and retain capable directors.
V. Anti-Takeover / Business Combinations
Generally, Dodge & Cox does not support those provisions which Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer. Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization. Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and which discourage two-tier offers.
A. Opt-Out of State Law Business Combination Provisions.

Dodge & Cox generally supports shareholder proposals to "opt-out" of certain state laws designed to deter unwanted takeovers. The corporation can continue to receive the many benefits of incorporation in a particular state, while the "opt-out" removes anti-takeover provisions that may detract from shareholder value.
B. Fair Price.
While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many Fair Price provisions also give the Board sole discretion in determining the "fair price" of its securities. This determination can be overridden only by a supermajority vote of the shareholders. Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.
C. Shareholder Rights Proposals / Poison Pills.
Generally, Dodge & Cox supports management's decision to implement shareholders rights programs so long as they are put to a shareholder ratification vote within 12 months of adoption or have a two to three year sunset provision, as they do not seem to deter or prevent takeovers, but instead provide the Board time to pursue alternatives often resulting in better value for shareholders. Dodge & Cox may vote against a shareholder rights program if local law provides safeguards that allow a company to adequately assess a takeover offer. Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholders rights programs to a shareholder vote (although it may vote against a proposal when a company has adopted a meaningful alternative to the shareholder proposal). When considering proposals to ratify shareholders rights programs, Dodge & Cox will generally consider the following criteria, among other factors:
• 20% trigger or higher flip-in or flip-over;
• Two- to three-year sunset provision;
• No dead-hand, slow-hand, no-hand or similar features that limits the ability of a future board to redeem the pill;
• Shareholder redemption feature - if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
D. Greenmail.
Dodge & Cox does not support the payment of "greenmail," the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.
E. Mergers, Acquisitions, and Spin-offs.
Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by-case basis. Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value. When Dodge & Cox is in favor of a merger, acquisition or spin-off, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.

F. Material Amendments to Bylaws.
Dodge & Cox expects shareholders to be given the opportunity to vote on all material bylaw amendments. We recognize that some bylaw amendments are non- material and it may be overly burdensome and not in the best interest of shareholders to require that these types of amendments be approved by shareholders. Dodge & Cox generally opposes proposals giving the Board of Directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.
VI. Shareholder Rights
A. Confidential Voting.
Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.
B. Right to Call Meetings.
Dodge & Cox generally supports proposals that give shareholders the ability to call special meetings and vote on issues outside of the company's annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value. Dodge & Cox will generally support shareholder proposals that seek to allow stockholders owning 10 percent or more of the outstanding shares of the company’s common stock to call a special meeting and will consider proposals with thresholds lower than 10 percent on a case-by-case basis.
C. Shareholder Action by Written Consent.
Dodge & Cox typically supports the right of shareholders to take action by written consent because it facilitates broader corporate governance, but will generally consider the minimum consent threshold as well as other governance rights shareholders may have at the company when determining how to vote.
D. Supermajority.
Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.
E. Omission of "Irrelevant" Proxy Issues.
Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue. Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management. Dodge & Cox defers to the SEC rules on this matter.
F. One Share, One Vote.
Dodge & Cox is generally opposed to dual-class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management and governance and will review proposals to eliminate a dual class structure on a case-by-case basis.
G. Electronic Communications to Shareholders.
Dodge & Cox will typically support proposals that allow companies to provide electronic communications/notices to shareholders in lieu of paper notices, provided that the company complies with local laws for disseminating information to shareholders.
H. Hybrid and Virtual-Only Meetings.
Dodge & Cox will typically support proposals allowing for the convening of hybrid shareholder meetings (meaning those that include both an in-person and “virtual” meetings). Dodge & Cox is generally opposed to virtual only shareholder meetings. Virtual-only meetings may hinder meaningful exchanges between management and shareholders, enable management to avoid uncomfortable questions, and increase the likelihood of marginalizing certain shareholders.
I. Exclusive Venue.
Dodge & Cox typically supports management’s discretion to select a specific jurisdiction as the exclusive venue for shareholder lawsuits.
VII. Social / Environmental
Dodge & Cox generally supports management's decisions regarding a company's business operations. To the extent not addressed above, Dodge & Cox will review shareholder proposals regarding social and environmental issues on a case-by-case basis and will consider supporting proposals that address material issues that it believes will protect and/or enhance the long-term value of the company. For example, Dodge & Cox may support shareholder proposals requesting information or data that enables us to better assess material financial risks to the company around social and environmental issues such as human capital and energy transition.
VIII. Mutual Fund Proxies
A. Election of Trustees / Directors.
In general, Dodge & Cox has confidence in the abilities and motives of the Board of the mutual funds in which Dodge & Cox invests and typically will vote in support of the proposed nominees in uncontested elections.
B. Investment Advisory Agreement.
Dodge & Cox votes on investment advisory agreements on a case-by-case basis.
C. Fundamental Investment Restrictions.
Dodge & Cox votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.
D. Distribution Agreements.

Dodge & Cox votes on distribution agreements on a case-by-case basis.
CONFLICTS OF INTEREST
Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company); or (v) a member of the Dodge & Cox Funds Board of Trustees is a director of a public company held by the Funds. Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests. Dodge & Cox has developed these Policies and Procedures to serve the best interests of its clients and will generally vote pursuant to these Policies and Procedures when conflicts of interest arise. When there are proxy voting proposals that give rise to conflicts of interest and such proposals are not addressed by these Policies and Procedures, the Proxy Officer or delegate may escalate the issue to the Proxy Policy Committee who will consult Dodge & Cox’s Compliance Officer, and senior management. The Proxy Policy Committee, Compliance Officer, and senior management may consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests. When Dodge & Cox-managed separate accounts, funds or other collective investment vehicles are shareholders of Dodge & Cox Funds, Dodge & Cox will, where possible, vote client proxies relating to the Dodge & Cox Funds by voting the shares in the same proportion as the votes of other shareholders in the relevant Funds (so called “echo voting”).
PROXY VOTING RECORDKEEPING
Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements or proxy meeting information received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s responses to such requests (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision on how to vote or that memorialized the basis for the decision. Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.
Dodge & Cox or its agent will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, Dodge & Cox or its agent will store such records at its principal office.
REVIEW OF POLICIES AND PROCEDURES

These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.
HOW TO OBTAIN DODGE & COX FUNDS PROXY VOTING RECORD
Information regarding how Dodge & Cox, on behalf of the Dodge & Cox Funds, voted proxies relating to the Dodge & Cox Funds’ portfolio securities for the 12 months ending June 30 is available on the Dodge & Cox Funds website at dodgeandcox.com and on the SEC’s website at www.sec.gov.
Please retain this Supplement for future reference.